Exhibit 99.1

Sharon AI Collaborates with VAST Data on the Launch of DataEnclave, Bringing Leading AI Models to Customer Controlled Infrastructure

NEW YORK, September 23, 2026 - SharonAI Holdings Inc. (NASDAQ: SHAZ) (“Sharon AI” or the “Company”), a leading Australian Neocloud delivering trusted AI infrastructure, today announced a collaboration with VAST Data, the AI Operating System company, to bring VAST DataEnclave, the new confidential AI capability of the VAST DataEngine, to Sharon AI’s AI Factory platform across Australia and Asia-Pacific.

Under the collaboration, Sharon AI will offer VAST DataEnclave as part of its AI Factory platform, giving customers a hardware-isolated secure runtime and cryptographic attestation service for running leading AI models onshore which is not expected to expose data or model weights. VAST’s confidential AI capability is designed to let regulated organizations run advanced AI models onshore in Australia and across Asia-Pacific, including in fully air-gapped environments, without those models or the underlying customer data leaving customer-controlled infrastructure.

For organizations in highly regulated industries, some of the highest-value AI opportunities have remained out of reach because sensitive data cannot leave controlled environments, while model builders have been unable to distribute proprietary models into infrastructure they do not trust. VAST DataEnclave is designed to resolve that impasse: sensitive assets are decrypted and loaded into a secure enclave only after the runtime environment and its enforced policy have been cryptographically verified, and infrastructure operators, including Sharon AI, cannot access customer data or model weights while they are being processed.

The collaboration is expected to significantly expand the number of leading AI models available to Sharon AI customers for mission-critical work where cloud-hosted services are not an option. Customers can now run leading AI models onshore while maintaining control over cost, performance, policy management and security, addressing a longstanding barrier for banks, government agencies and other regulated organizations across the region.

“As a trusted AI infrastructure provider, Sharon AI exists to make secure, scalable and sovereign AI compute available to every organization that needs it,” said James Manning, Co-founder and Chief Executive Officer of Sharon AI.

“Our customers across Australia and Asia-Pacific need to run AI at full speed without compromising on data sovereignty, and increasingly they also want access to frontier models that were previously only available offshore. Building on our sovereign data foundation with VAST DataEnclave is expected to let us host those models onshore, inside attested environments where the model owner’s weights and the customer’s data are both protected from everyone, including us. That should give our customers the flexibility to operate on their own terms, backed by sovereignty they can demonstrate, not just declare.”

VAST DataEnclave establishes a secure container runtime and attestation service directly within the VAST AI Operating System. Proprietary models execute inside confidential virtual machines built on CPU-level trusted execution environments, with NVIDIA GPUs operating in Confidential Compute mode, so guest memory, GPU memory and interconnect traffic all remain encrypted throughout processing.

Sharon AI customers and model builders retain independent control over their respective encryption keys through Bring Your Own KMS integrations, so customer data keys stay within the customer’s trust domain and model keys remain within the model builder’s trust domain at all times. Deployments can run connected, through the DataEnclave attestation service built on the open CNCF Trustee stack, or fully air-gapped, with VAST and Fortanix enabling on-premises attestation and key brokering for customers who cannot connect to external services.

Every attestation event, key release and enclave lifecycle action is recorded in a tamper-proof, queryable audit trail, giving Sharon AI customers visibility into what ran, where and under what verified policy, and is designed to avoid exposing the underlying data or model weights.

“The next phase of sovereign AI requires infrastructure that both enterprises and model builders can trust without having to trust the infrastructure operator itself,” said Sunil Chavan, Vice President, APJ at VAST Data. “Sharon AI is building exactly the kind of regional AI infrastructure where VAST DataEnclave may be able to change what’s possible, giving customers across Australia and Asia-Pacific access to leading AI models while allowing both sides to retain control of their most valuable intellectual property.”

The collaboration should reinforce Sharon AI’s role as a trusted AI infrastructure partner for regulated industries, equipped to deliver gigawatt scale AI compute securely and with sovereignty at its core, and extending its sovereign AI Factory platform to support attested, confidential AI workloads alongside its existing security, governance and compliance capabilities.

ENDS

About Sharon AI

Sharon AI (NASDAQ: SHAZ) is a leading Australian Neocloud delivering trusted sovereign AI infrastructure. Through its AI Factory platform and world-class ecosystem of technology and co-location partners, Sharon AI expands access to the scalable capabilities that organizations need to build, train and run AI, from model training through to inference and agentic AI. Serving customers globally, Sharon AI helps organizations move faster from AI potential to measurable value. For more information, visit www.sharonai.com.

Media

media@sharonai.com

Investors

investors@sharonai.com

About VAST Data

VAST Data is the AI Operating System company – powering the next generation of intelligent systems with a unified software infrastructure stack that was purpose-built to unlock the full potential of AI. The VAST AI OS consolidates foundational data and compute services and agentic execution into one scalable platform, enabling organizations to deploy and facilitate communication between AI agents, reason over real-time data, and automate complex workflows at global scale. Built on VAST’s breakthrough DASE architecture – the world’s first true parallel distributed system architecture that eliminates tradeoffs between performance, scale, simplicity, and resilience – VAST has transformed its modern infrastructure into a global fabric for reasoning AI.

Learn more at vastdata.com and follow VAST Data on LinkedIn, YouTube and X.

VAST Media Contact

Austin Weedfall

press@vastdata.com

VAST Data

Disclosure Information

Sharon AI primarily uses its Investor Relations page (https://sharonai.com/investors/) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. The Company also notes that it may, at times, use other communication channels, including its X account (Sharon__ai) and LinkedIn account (Sharon-AI), to disseminate information about the Company. Accordingly, investors should monitor these accounts in addition to press releases, SEC filings and public conference calls, webcasts and investor days.

Forward-Looking Statements

This press release may contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are not historical facts, and which are not assurances of future performance. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “strategy,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions or references to future periods. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Sharon AI’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding:

●	Service and product offerings;
●	The deployment of assets and expansion of network procurement;
●	Sharon AI’s ability to engage with additional potential customers;
●	Expansion of Sharon AI’s data center footprint and capacity; and
●	The strengthening of Sharon AI’s partner network.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, among others, all of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the SEC and other reports subsequently filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available at www.sec.gov.

The forward-looking statements and other information contained in this news release are made as of the date hereof and Sharon AI does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

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